UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 12, 2007

KH FUNDING COMPANY

(Exact name of registrant as specified in its charter)

Maryland	333-106501	52-1886133
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10801 Lockwood Drive, Suite 370

Silver Spring, Maryland 20901

(Address of Principal Executive Offices)

(301) 592-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

KH Funding Company (the “Company”) was unable to file its Quarterly Report on Form 10-QSB with the Securities and Exchange Commission by the extended filing deadline of August 20, 2007, because various operational issues have delayed work by the registrant’s financial and operational personnel.   The Company is diligently working to complete its financial statements in order to file the delinquent report and anticipates making such filing on or before September 28, 2007.

The Company currently does not believe that there will be any significant adjustments to prior periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KH FUNDING COMPANY
(Registrant)

Date: September 12, 2007	By:	/s/ Robert L. Harris
		Name:	Robert L. Harris
		Title:	Chief Executive Officer